UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Realty Capital Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

February 11, 2013

Dear Fellow Stockholder,

We have recently mailed to you proxy materials and a brochure from American Realty Capital Properties, Inc. (“ARCP” or “the Company”) regarding the Special Meeting of ARCP Stockholders scheduled for February 26, 2013. At the Special Meeting you will be asked to consider, and vote upon, a proposal to approve the issuance of shares of ARCP common stock to the stockholders of American Realty Capital Trust III, Inc. (“ARCT III”) pursuant to the merger agreement providing for the acquisition of ARCT III by ARCP. ARCP stockholders of record as of the close of business on January 4, 2013, are entitled to notice of, and to vote at, the Special Meeting.

Your board of directors has determined that the acquisition of ARCT III is in the best interests of the Company and its stockholders and unanimously recommends you vote FOR the proposal to approve the issuance of shares of ARCP common stock to the stockholders of ARCT III.

YOUR VOTE IS IMPORTANT – PLEASE VOTE FOR THE TRANSACTION TODAY.

Prior to the meeting, we urge you to vote by telephone or via the Internet by following instructions on your proxy card, or, please sign, date and return the proxy card using the postage-paid envelope you have received. Your vote is very important.

1.	Vote by Telephone. Call toll free: (800) 690-6903. Please locate the control number on the enclosed proxy card.* Follow the instructions provided.

2.	Vote by Internet. Log onto the website: www.proxyvote.com. Please locate the control number on the enclosed proxy card.* Follow the instructions provided.

3.	Vote by Mail. Please mark, sign and return the enclosed proxy card in the postage-paid envelope provided.

Please take a moment to vote FOR the proposal to approve the issuance of shares of ARCP common stock to ARCT III stockholders pursuant to the merger agreement today.

If you have any questions or need assistance voting your shares, please call the Company’s proxy solicitor, Innisfree M&A Incorporated toll free at (877) 800-5187.

Thank you for your support.

On behalf of the board of directors,

/s/ Nicholas S. Schorsch

Nicholas S. Schorsch

Chairman and Chief Executive Officer

* Your control number is the twelve digit number located in the box above the perforation of the proxy card, and right below the ways on how to vote your shares. This control number is required in order to vote.

Additional Information and Where to Find It

In connection with the proposed merger, ARCP and ARCT III have filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on January 22, 2013 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of ARCP and ARCT III. These materials are not a substitute for the definitive proxy statement or the Registration Statement on Form S-4 (File No. 333- 185935) that ARCP filed with the SEC in connection with the proposed merger with ARCT III. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT ARCP, ARCT III AND THE PROPOSED MERGER.

Investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP's website at www.americanrealtycapitalproperties.com, and copies of the documents filed by ARCT III with the SEC are available on ARCT III's website at www.arct-3.com.

Participants in Solicitation

The Company, ARCT III and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT III’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on May 4, 2012 and its Current Report on Form 8-K filed with the SEC on October 16, 2012. Information regarding ARCT III’s directors and executive officers can be found in ARCT III’s definitive proxy statement filed with the SEC on April 24, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on January 22, 2013 and other relevant documents regarding the proposed merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company or ARCT III, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP's and ARCT III's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability of ARCP and ARCT III to obtain the stockholder approvals required to consummate the proposed merger; market volatility, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the tenants of the respective parties. Additional factors that may affect future results are contained in ARCP's and ARCT III's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP and ARCT III disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.